UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2021 (December 17, 2021)

SCULPTOR CAPITAL MANAGEMENT, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street,	New York,	New York	10019
(Address of Principal Executive Offices)			(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	SCU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5:02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Amendment to Partner Agreements
On December 17, 2021, James Levin, the Chief Investment Officer and Chief Executive Officer of Sculptor Capital Management, Inc. (the “Company”), and each of Sculptor Capital LP, Sculptor Capital Advisors LP and Sculptor Capital Advisors II LP (and, together with Sculptor Capital LP and Sculptor Capital Advisors LP, the “Sculptor Operating Partnerships”), entered into an amendment to Mr. Levin’s partner agreements with the Sculptor Operating Partnerships dated February 16, 2018, as amended by the Omnibus Agreement, dated February 7, 2019, between Mr. Levin and the Sculptor Operating Partnerships, the First Amendment to Mr. Levin’s partner agreement, dated June 9, 2020 and the Second Amendment to Mr. Levin’s partner agreement, dated January 29, 2021 (together, the “Levin Partner Agreements” or “Agreements”).
Summary
The Levin Partner Agreements, which are described in further detail below, contain three primary elements, each of which is designed to incentivize Mr. Levin to drive total return for shareholders while continuing to generate attractive risk-adjusted performance for fund investors:
•First, as compensation for his role as Chief Executive Officer (“CEO”), Mr. Levin has been granted performance-based equity which requires substantial shareholder return of between 50% and 149% (based on the closing price on December 17, 2021) in order to vest. In addition, continued employment for a period of 5 years is required to achieve full vesting. Mr. Levin will not receive a salary or bonus for his role as CEO.
•Second, Mr. Levin’s compensation as Chief Investment Officer has been revised to (a) eliminate the guaranteed bonus thereby reducing the Company’s minimum annual bonus expense and (b) provide for competitive annual bonus compensation which increases based on the returns achieved for fund investors.
•Third, the Agreements provide structural protections to the Company and its shareholders by (a) lengthening Mr. Levin’s non-competition covenant, (b) adopting a compensation clawback policy and (c) providing for meaningful retention of performance-based shares.
The new compensation arrangements for Mr. Levin, as well as the performance-based equity grants made to other members of senior management as described below, will further the Company’s goal of retaining, aligning and motivating its leadership team.
CEO Compensation
Pursuant to the Levin Partner Agreements, the Sculptor Operating Partnerships granted Mr. Levin 5,400,000 performance-based equity securities (the “Performance Shares”) under the Company’s 2013 Incentive Plan, as amended (the “Plan”). At the same time, Mr. Levin agreed to forfeit his existing 1,000,000 Class P Units, resulting in a net total issuance to him after the forfeiture of 4,400,000 performance-based equity securities. The Performance Shares will vest upon the satisfaction of both a time-based service condition and performance condition. The service condition is satisfied with respect to one-third of the Performance Shares on each of the third, fourth and fifth anniversaries of the grant date, generally subject to Mr. Levin’s continued position as an active limited partner of the Sculptor Operating Partnerships. The performance condition is satisfied in seven tranches upon the achievement of shareholder return thresholds, which, based off the closing price of the Company’s Class A Shares on December 17, 2021 ($20.02), are as follows: 50%, 67%, 83%, 99%, 116%, 133% and 149%.(1)
____________________________
(1) The Performance Shares include a grant of 2,314,286 performance-based restricted Class A Shares (the “Performance-Based Restricted Shares”) and 3,085,714 Class P-4 Common Units. With respect to the performance conditions, the Performance-Based Restricted Shares vest as to one-third of the shares upon achievement of Total Shareholder Return (as defined in the Performance-Based Restricted Share Award Agreement) of 50%, one-third upon achievement of Total Shareholder Return of 67%, and one-third upon achievement of Total Shareholder Return of 83%, in each case, based on the closing price of the Company’s Class A Shares on December 17, 2021 ($20.02). With respect to the performance conditions, the Class P-4 Common Units vest as to one quarter of the units upon achievement of Total Shareholder Return (as defined in the Class P-4 Common Unit Agreement) of 99%, one quarter upon achievement of Total Shareholder Return of 116%, one quarter upon achievement of Total Shareholder Return of 133%, and one quarter upon achievement of Total Shareholder Return of 149%, in each case, based on the closing price of the Company’s Class A Shares on December 17, 2021 ($20.02). The Form of Performance-Based Class A Restricted Share Award Agreement and Form of Class P-4 Common Unit Award Agreement attached as Exhibits hereto provide for total shareholder return thresholds of 25% to 108% reflecting the reference price of $24 included therein.

CIO Compensation
The Levin Partner Agreements also provide meaningful incentives for Mr. Levin in his role as the Company’s Chief Investment Officer, aligning his compensation to fund investor performance:
•Effective for the 2021 fiscal year, Mr. Levin will no longer receive a minimum guaranteed annual bonus. Mr. Levin will continue to receive four quarterly $1.0 million advances against his annual fund performance payment.
•Mr. Levin’s annual fund performance payment contained in Schedule A of his February 16, 2018 agreement has been modified and will now be equal to the product of (i) the gross profit and loss for such fiscal year based on the performance of certain specified Sculptor funds multiplied by (ii) a participation ratio, which is equal to, the sum of (a) 2.75% plus (b) a percentage calculation (subject to a cap of 2.475%) derived from the weighted average net return of certain Sculptor funds for such fiscal year.
•In years where the annual fund performance payment is zero or a minimal amount relative to the value added by Mr. Levin to protect fund investor capital in challenging markets, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) may (but is not required to) provide for payment of a discretionary annual bonus that takes into consideration various enumerated factors, including relating to both overall Company and market performance, as well as personal contributions to the Company.
•From time to time, and subject to approval of the Compensation Committee, Mr. Levin will be granted carried interest awards with respect to certain funds managed by the Company (or an affiliate or subsidiary thereof) (other than any Sculptor funds upon which the annual fund performance payment described above is based).
Structural Protections
Pursuant to the Levin Partner Agreements, and without limiting the transfer restrictions applicable to prior awards, Mr. Levin is required to continue to hold at least 75% of the aggregate vested after-tax portion of his Performance Shares (or Class A Shares, to the extent the Class P-4 Common Units are exchanged for Class A Shares) for a period of no less than seven (7) years following the grant date of the Performance Shares.
The non-competition covenant contained in the Levin Partner Agreements has been modified such that Mr. Levin is prevented from competing with the Company for two years following Mr. Levin’s withdrawal from the Sculptor Operating Partnerships. The non-competition covenant will no longer step down to one year on December 31, 2021.
Mr. Levin shall be subject to the terms of the Company’s Clawback Policy, pursuant to which, if any “covered person” is found by a majority of the Board of Directors of the Company (the “Board”) to have either (a) engaged in willful misconduct (by act or omission) or (b) failed to take action with respect to willful misconduct of others of which they were or reasonably should have been aware, that resulted in a level of achievement of a performance-based compensation measure being met, the Board may recover from such person the amount of performance-based compensation awarded over what should have been awarded absent the willful misconduct; and majority of the Board, in consultation with any experts as the Board deems necessary, is similarly required to determine the amount subject to clawback.
Arrangements with Other Executive Officers
On December 17, 2021, Wayne Cohen, President and Chief Operating Officer, Dava Ritchea, Chief Financial Officer, and David Levine, Chief Legal Officer, received a net total issuance of 294,500, 241,500 and 77,000 performance-based equity securities, respectively, in each case subject to terms and conditions substantially comparable to those applicable to Mr. Levin.(2)
____________________________
(2) On December 17, 2021, Mr. Cohen, Ms. Ritchea and Mr. Levine were granted (i) 413,357, 103,500 and 54,428 Performance-Based Restricted Shares, respectively, and (ii) 551,143, 138,000 and 72,572 Class P-4 Common Units, respectively. In addition, on December 17, 2021, Mr. Cohen and Mr. Levine agreed to forfeit their existing Class P Units of the Sculptor Operating Partnerships (670,000 and 50,000 Class P Units, respectively).

Award Agreements
As part of its ongoing review of the Company’s compensation philosophy, the Compensation Committee approved new forms of award agreements, pursuant to which it may issue restricted Class A Shares and cash-settled restricted stock units that are subject to service-based vesting requirements, copies of which are filed herewith.
Forward-Looking Statements
The information contained in this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that reflect the Company’s current views with respect to, among other things, Mr. Levin’s employment and compensation. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve,” “see,” “think,” “position” or the negative version of those words or other comparable words.
Any forward-looking statements contained in this Current Report on Form 8-K are based upon historical information and on the Company’s current plans, estimates and expectations. The inclusion of this or other forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved.
The Company cautions that forward-looking statements are subject to numerous assumptions, estimates, risks and uncertainties, including but not limited to the following: global economic, business, market and geopolitical conditions, including the impact of public health crises, such as the ongoing COVID-19 pandemic; United States and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy; the outcome of third-party litigation involving the Company; the consequences of the Foreign Corrupt Practices Act settlements with the SEC and the U.S. Department of Justice and any claims arising therefrom; whether the Company realizes all or any of the anticipated benefits from the Company’s 2019 recapitalization and other related transactions; whether such recapitalization and other related transactions result in any increased or unforeseen costs, indemnification obligations or have an impact on the Company’s ability to retain or compete for professional talent or investor capital; conditions impacting the alternative asset management industry; the Company’s ability to retain existing investor capital; the Company’s ability to successfully compete for fund investors, assets, professional talent and investment opportunities; the Company’s ability to retain its active executive managing directors, managing directors and other investment professionals; the Company’s successful formulation and execution of its business and growth strategies; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business; the anticipated benefits of changing the Company’s tax classification from a partnership to a corporation and subsequently converting from a limited liability company to a corporation; and assumptions relating to the Company’s operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity.
If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions or estimates prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors are not and should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K, for the year ended December 31, 2020, and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021 and September 30, 2021, as well as may be updated from time to time in the Company’s other SEC filings. There may be additional risks, uncertainties and factors that the Company does not currently view as material or that are not known. The forward-looking statements contained in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K. The Company does not undertake to update any forward-looking statement, because of new information, future developments or otherwise.
This Current Report on Form 8-K does not constitute an offer with respect to the securities of any Sculptor Capital fund.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1+	Class A Performance-Based Restricted Share Award Agreement between Sculptor Capital, LP, Sculptor Capital Advisors LP, and Sculptor Capital Advisors II LP and the Participant.
10.2+	Form of Service-Based Restricted Share Awarded Agreement between Sculptor Capital, LP, Sculptor Advisors LP and Sculptor Capital Advisors II LP and the Participant.
10.3+	Form of Cash-Settled RSU Award Agreement between Sculptor Capital, LP, Sculptor Advisors LP, and Sculptor Capital Advisors II LP and the Participant.
10.4+	Form of Class P-4 Common Unit Award Agreement between Sculptor Capital LP, Sculptor Capital Advisors LP and Sculptor Capital Advisors II LP and the Participant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Management contract or compensatory plan or arrangement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCULPTOR CAPITAL MANAGEMENT, INC.
(Registrant)

By:	/s/ Dava Ritchea
Dava Ritchea
Chief Financial Officer and Executive Managing Director
Date: December 21, 2021